DEMAND NOTE

Philadelphia, Pennsylvania
September 1, 2008

FOR VALUE RECEIVED, the undersigned promises to pay to the order of PRWT Services, Inc., with business offices at 1835 Market Street, Suite 800, Philadelphia, PA 19103 (the "Company"), the principal sum of

FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS

($500,000.00) together with interest computed at the rate of two percent (2%) per annum, principal and accrued interest to be paid ON DEMAND. The right is reserved to prepay at any time the entire indebtedness or any part thereof without penalty.

This Note is secured by the undersigned's equity ownership interest in the Company as evidenced by the undersigned's 2,209 shares of the Company's common stock; and the undersigned agrees to execute, file, and deliver such documents as the Company may reasonably request to perfect its security interest in the undersigned's Company stock.

The entire balance of principal and interest of this Note shall, at the option of the holder hereof, become immediately due and payable, without notice or demand, upon the death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against the Maker.

Any deposits or other sums at any time credited by or due from the holder to the undersigned, and any securities or other property of the undersigned in the possession of the holder, may at all times be held and treated as collateral security for the payment of this Note and any and all other liabilities, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the undersigned to the holder. The holder may apply or set off such deposits or other sums against said liabilities at any time.

The undersigned hereby waives presentment, demand for payment, notice of dishonor and any or all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consent to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder in respect of the time of payment or any other provisions of this Note.

SIGNATURE: ______________________
NAME: William L. Turner
ADDRESS:

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